                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                The Korean Investment Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]     THE KOREAN INVESTMENT FUND, INC.

-------------------------------------------------------------------------------
1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105 TOLL FREE (800) 221-5672

-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 11, 1998

To the Stockholders of The Korean Investment Fund, Inc.:

  Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of The Korean Investment Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, August 11, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 1, 1998:

    1. To elect three Directors of the Fund, each such Director to hold office for a term of two or three years, as the case may be, and until a successor is duly elected and qualified;

    2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending April 30, 1999; and

    3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on June 19, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
July 1, 1998

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

-------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       THE KOREAN INVESTMENT FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 11, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Korean Investment Fund, Inc. (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, August 11, 1998 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about July 1, 1998.

  The Board of Directors has fixed the close of business on June 19, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of June 19, 1998 consisted of 8,450,704 shares of common stock. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors and for the ratification of Price Waterhouse LLP as the Fund's independent accountants for its fiscal year ending April 30, 1999. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by August 11, 1998, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, two Directors will each be elected to serve for a term of three years and one Director will be elected to serve for a term of two years and, in each case, until his successor is elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Pursuant to the Articles of Incorporation and the Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class Three will expire as of the Meeting, the terms of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1999 and the terms of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 2000. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. David H. Dievler and William H. Foulk, Jr. and the Hon. James D. Hodgson are the members constituting Class One. Messrs. John D. Carifa and Thae S. Khwarg are the members constituting Class Two; and Dr. James M. Hester and Mr. Jung-Jin Lee are the members constituting Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, a Director in Class Three, Dr. James M. Hester is standing for re-election. In addition, Messrs. Thae S. Khwarg and Jung-Jin Lee will each be standing for stockholder election as a Director of Class Two and Class Three, respectively. Mr. Khwarg was nominated for election as a Director by the Nominating Committee of the Board of Directors and elected by the Board of Directors on October 18, 1997. Mr. Lee was nominated for election as a Director by the Nominating Committee of the Board of Directors on May 12, 1998. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of the Republic of Korea ("Korea") and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Korea of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. There is no extradition treaty currently in effect between the United States and Korea. It is unclear if any future extradition treaty in effect between the United States and Korea would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Directors and nominees is set forth below. Messrs. Carifa, Dievler, Foulk and Hodgson and Dr. Hester are each a director or trustee of one or more other registered investment companies managed by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").

                                                                    NUMBER
                                                                   OF SHARES
  NAME, AGE, POSITIONS AND OFFICES                               BENEFICIALLY
      WITH THE FUND, PRINCIPAL        YEAR FIRST  YEAR TERM    OWNED DIRECTLY OR
    OCCUPATIONS DURING THE PAST        BECAME A  AS DIRECTOR   INDIRECTLY AS OF
 FIVE YEARS AND OTHER DIRECTORSHIPS    DIRECTOR  WILL EXPIRE     JULY 1, 1998
 ----------------------------------   ---------- ------------  -----------------
*John D. Carifa, 53. Chairman and        1995        2000            1,221
    Chief Executive Officer of the                (Class Two)
    Fund. President, Chief Operating
    Officer and a Director of Alli-
    ance Capital Management Corpora-
    tion ("ACMC").
**+David H. Dievler, 68, Director.       1992        1999            1,000
    Independent Financial Consul-                 (Class One)
    tant. Formerly Senior Vice Pres-
    ident of ACMC and Chairman of
    the Board of the Fund.
**+William H. Foulk, Jr., 65, Direc-     1992        1999            2,008
    tor. Investment Adviser and In-               (Class One)
    dependent Consultant. He was
    formerly Senior Manager of Bar-
    rett Associates, Inc., a regis-
    tered investment adviser, and
    prior thereto, he was President
    of Competrol (BVI) Limited and
    Crescent Diversified Limited
    (private investments).
**+Dr. James M. Hester, 74,              1992       2001++           1,215
    Director. President of The Harry             (Class Three)
    Frank Guggenheim Foundation. He
    was formerly President of New
    York University and The New York
    Botanical Garden, Rector of the
    United Nations University and a
    Director of Union Carbide
    Corporation.

--------
  * "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance or Orion Asset Management Co., Ltd. ("Orion").
 ** Member of the Audit Committee.
  + Member of the Nominating Committee.
 ++ If re-elected at the Meeting.

                                                                    NUMBER
                                                                   OF SHARES
  NAME, AGE, POSITIONS AND OFFICES                               BENEFICIALLY
      WITH THE FUND, PRINCIPAL        YEAR FIRST   YEAR TERM   OWNED DIRECTLY OR
     OCCUPATIONS DURING THE PAST       BECAME A   AS DIRECTOR  INDIRECTLY AS OF
 FIVE YEARS AND OTHER DIRECTORSHIPS    DIRECTOR   WILL EXPIRE    JULY 1, 1998
 ----------------------------------   ---------- ------------- -----------------
 **+The Hon. James D. Hodgson, 82,       1992        1999            2,000
     Director. Director of United                 (Class One)
     Television, Inc.
     (broadcasting). He was formerly
     U.S. Ambassador to Japan and
     U.S. Secretary of Labor.
   *Thae S. Khwarg, 39, Director and     1997       2000++           1,960
     Senior Vice President of the                 (Class Two)
     Fund since October 1997.
     Currently, Chief Executive
     Officer, Asset Korea Capital
     Mgt. Co., Ltd., since February
     1997; Managing Director, Asset
     Korea Co., Ltd., since January
     1992. Mr. Khwarg serves as a
     Director of The Yellow Sea
     Investment Co., Taan Investment
     Limited, Asset Universal (Hong
     Kong) Ltd., Seorabal Investment
     Co., Ltd., Delta Investment
     Co., Ltd., and Impac Asset
     Management (Hong Kong) Ltd.
   *Jung-Jin Lee, 40. President of       1998       2001+++            -0-
     the Fund since May 1998.                    (Class Three)
     Currently, Managing Director of
     Tong Yang Securities (America),
     Inc. since November 1996. Mr.
     Lee was formerly an attorney at
     the law firm of Skadden, Arps,
     Slate, Meagher & Flom from 1991
     through November 1996.

--------
  * "Interested person", as defined in the Act, of the Fund because of affiliation with Alliance or Orion.
 ** Member of the Audit Committee.
  + Member of the Nominating Committee.
 ++ If re-elected at the Meeting.
+++ If elected at the Meeting.

  During the fiscal year ended April 30, 1998, the Board of Directors met four times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee met three times. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                       TOTAL NUMBER OF
                                                                                    INVESTMENT PORTFOLIOS
                                                TOTAL           TOTAL NUMBER OF          WITHIN THE
                           AGGREGATE        COMPENSATION      INVESTMENT COMPANIES      ALLIANCE FUND
                         COMPENSATION     FROM THE ALLIANCE   IN THE ALLIANCE FUND   COMPLEX, INCLUDING
                         FROM THE FUND      FUND COMPLEX,    COMPLEX, INCLUDING THE THE FUND, AS TO WHICH
                          DURING THE     INCLUDING THE FUND,   FUND, TO WHICH THE       THE DIRECTOR
NAME OF DIRECTOR       FISCAL YEAR ENDED   DURING CALENDAR   DIRECTOR IS A DIRECTOR     IS A DIRECTOR
OF THE FUND             APRIL 30, 1998        YEAR 1997            OR TRUSTEE            OR TRUSTEE
----------------       ----------------- ------------------- ---------------------- ---------------------
John D. Carifa              $    0            $      0                 54                    118
David H. Dievler            $8,500            $188,500                 47                     83
William H. Foulk, Jr.       $8,500            $176,250                 47                    107
Dr. James M. Hester         $8,500            $156,500                 40                     76
The Hon. James D.
 Hodgson                    $8,500            $ 10,500                  1                      1
Thae S. Khwarg              $    0            $      0                  1                      1

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating in the case of the Fund, that each Director will invest at least $10,000 in shares of the Fund.

  As of June 19, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                      INDEPENDENT ACCOUNTANTS OF THE FUND

  The Board of Directors recommends that the stockholders ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending April 30, 1999. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on February 3, 1998. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the commencement of the Fund's operations, and does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

                         INFORMATION AS TO THE FUND'S
                    PRINCIPAL OFFICERS, INVESTMENT ADVISER,
                         SUB-ADVISER AND ADMINISTRATOR

  The principal officers of the Fund and their principal occupations during the past five years are set forth below.

  John D. Carifa, Director, Chairman and Chief Executive Officer (See Proposal One, Election of Directors, at page 3 for biographical information).

  Jung-Jin Lee, President (see Proposal One, Election of Directors, at page 4 for biographical information).

  Thae S. Khwarg, Senior Vice President (see Proposal One, Election of Directors at page 4, for biographical information).

  Robert Heisterberg, 60, Executive Vice President--Investments, is a Senior Vice President of ACMC and its Global Economic and Policy analyst.

  Yung Chul Park, 57, Executive Vice President--Investments, is a Professor of Economics at Korea University. He is also the Director of the Institute of Economic Research at Korea University.

  In Kee Oh, 38, Vice President--Investments, is a Director of Orion, with which he has been associated since prior to 1993.

  Thomas J. Bardong, 53, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1993.

  Edmund P. Bergan, Jr., 48, Secretary, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

  Mark D. Gersten, 47, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS, with which he has been associated since prior to 1993.

  Vincent S. Noto, 33, Controller, is a an Assistant Vice President of AFS, with which he has been associated since prior to 1993.

  The address of Messrs. Carifa, Heisterberg, Bardong and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094. The address of Mr. Lee is Tong Yang Securities (America) Inc., 590 Madison Ave., 37th Fl., New York, New York 10022. The address of Mr. Khwarg is Asset Korea Capital Mgt. Co., Ltd., Suite 1201 Kyobo Bldg. 1, 1-ka Chongro, Chongro-ku, Seoul, Korea. The address of Mr. Park is Korea University 1, 5-Ka, Anam-dong, Seongbuk, Seoul, Korea 136-701. The address of Mr. Oh is c/o Alliance Capital Management (Singapore) Ltd., 1 Finlayson Green #13-00, Singapore 049246. Not all of the Fund's officers are U.S. residents. For a discussion of certain potential implications of this fact, see Proposal One, Election of Directors.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The sub-adviser for the Fund is Orion Asset Management Co., Ltd., with principal offices at 590 Madison Ave., 37th Fl., New York, New York 10022.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares and reports of changes in ownership of shares of the Fund. For the fiscal year ended April 30, 1998, a report of changes in beneficial ownership on Form 4, on behalf of William H. Foulk, Jr., was inadvertently filed late by Alliance.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by March 3, 1999 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,000 for its services plus reimbursement of out-of-pocket expenses.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

July 1, 1998
New York, New York

TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------

Introduction...............................................................   1
Proposal One: Election of Directors........................................   2
Proposal Two: Ratification of Selection of Independent Accountants of the
 Fund......................................................................   5
Information as to the Fund's Principal Officers, Investment Adviser, Sub-
 Adviser and Administrator.................................................   6
Submission of Proposals for the Next Annual Meeting of Stockholders........   7
Other Matters..............................................................   7
Reports to Stockholders....................................................   8



                       THE KOREAN INVESTMENT FUND, INC.


-------------------------------------------------------------------------------
                   [LOGO OF ALLIANCE CAPITAL APPEARS HERE]

                       Alliance Capital Management L.P.

-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
AUGUST 11, 1998

                            APPENDIX


                THE KOREAN INVESTMENT FUND, INC.

  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS, AUGUST 11, 1998

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby instructs Christina Santiago and Carol H. Rappa to vote all shares of the Common Stock of The Korean Investment Fund, Inc. (the "Corporation") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on August 11, 1998 at the offices of the Corporation, 1345 Avenue of the Americas, in the Audio-Visual Conference Room, 41st Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND
FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

              PLEASE VOTE, DATE AND SIGN ON REVERSE
          AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.   Election of Directors.       For                     For All
                                  Withhold     Except
                                   / /          / /

          Class Three Directors (term expires in 2001)

         DR. JAMES M. HESTER
         JUNG-JIN LEE

            Class Two Director (term expires in 2000)

         THAE S. KHWANG

     NOTE:  IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
     PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE
     A LINE THROUGH THE THE NOMINEE(S) NAME(S).  YOUR SHARES WILL
     BE VOTED FOR THE REMAINING NOMINEE(S).

2.   Ratification of the
     Selection of Price           For      Against      Abstain
     Waterhouse LLP as the        / /      / /          / /
     independent accountants
     for the Corporation
     for the fiscal year
     ending April 30, 1999.

3. In their discretion, on all other business that may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.      Date

Stockholder sign here                      Co-owner sign here

Mark box at right if an address change or comment  /   /
has been noted on the reverse side of this card.

RECORD DATE SHARES:














00250131.AH8